UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)                  (Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

StockCar Stocks Index Fund

March 31, 2006

STOCKCAR STOCKS INDEX FUND

Graphical Illustration

March 31, 2006 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS

March 31, 2006 (Unaudited)

NUMBER OF SHARES		MARKET VALUE

COMMON STOCKS - 91.46%
AMUSEMENT AND RECREATION SERVICES - 7.78%
17,400	Dover Motorsports, Inc.	$ 95,526
2,225	International Speedway Corp. - Class A	113,253
3,125	RC2 Corp. (a)	124,406
3,250	Speedway Motorsports, Inc.	124,183
		457,368
AUTO PARTS RETAILERS - 3.34%
2,400	Advance Auto Parts, Inc. (a)	99,936
6,950	CSK Auto Corporation (a)	96,396
		196,332
BANKS - 1.82%
2,353	Bank of America Corp.	107,156

BUILDING MATERIALS, HARDWARE AND GARDEN SUPPLY - 6.44%
2,850	The Home Depot, Inc.	120,555
1,600	USG Corp.	151,936
1,650	Lowe's Companies, Inc.	106,326
		378,817
BUSINESS SERVICES - 2.43%
5,250	Aaron Rents, Inc.	142,642

CHEMICALS AND ALLIED PRODUCTS - 1.88%
2,625	E.I du Pont de Nemours and Co.	110,801

COMMUNICATIONS - 6.21%
1,775	ALLTELL Corp.	114,931
2,115	BellSouth Corp.	73,285
4,436	Sprint Nextel Corp.	114,626
2,300	AT&T, Inc.	62,192
		365,034
DEPOSITORY INSTITUTIONS - 1.76%
1,800	The Procter & Gamble Co. (Tide)	103,716

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS - 8.75%
3,225	General Electric Co. (NBC)	112,166
11,500	Infineon Technologies AG - ADR (a) (b)	118,220
16,000	Sirius Satellite Radio, Inc. (a)	81,120
1,000	Sony Corp.	46,070
2,225	Texas Instruments, Inc.	72,246
3,800	XM Satellite Radio Holdings, Inc. (a)	84,626
		514,448
FOOD AND KINDRED PRODUCTS - 14.68%
2,575	Anheuser-Busch Companies, Inc.	110,133
2,650	The Coca-Cola Co.	110,955
4,750	ConAgra Foods, Inc.	101,935
1,500	Diageo Plc.	95,145
2,250	General Mills, Inc. (Cheerios)	114,030
2,625	Kellogg Co.	115,605
1,550	Molson Coors Brewing Co.	106,361
1,885	PepsiCo, Inc.	108,934
		863,098
GENERAL MERCHANDISE STORES - 3.53%
2,750	Office Depot, Inc.	102,410
2,025	Target Corp.	105,320
		207,730
HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES - 1.41%
4,300	RadioShack Corp.	82,689

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT - 4.16%
1,325	The Black & Decker Corp.	115,129
1,800	Caterpillar, Inc.	129,258
		244,387
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING - 3.87%
1,050	FedEx Corporation	118,587
1,375	United Parcel Service, Inc. - Class B	109,148
		227,735
PETROLEUM REFINING AND RELATED INDUSTRIES - 8.11%
1,950	Chevron Corp.	113,041
2,000	Exxon Mobil Corp.	121,720
1,700	Marathon Oil Corp.	129,489
1,450	Sunoco, Inc.	112,477
		476,727
PROPERTY & CASUALTY INSURANCE - 1.09%
1,225	Allstate Corp.	63,835

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES - 1.97%
6,600	News Corporation - Class B	115,896

RUBBER AND MISCELLANEOUS PRODUCTS - 3.73%
7,000	The Goodyear Tire & Rubber Co. (a)	101,360
4,675	Newell Rubbermaid, Inc.	117,763
		219,123
TRANSPORTATION EQUIPMENT - 6.35%
2,150	DaimlerChrysler AG (c)	123,432
11,000	Ford Motor Co.	87,560
2,500	General Motors Corp.	53,175
2,500	Genuine Parts Co. (NAPA)	109,575
		373,742

WHOLESALE TRADE - NON-DURABLE GOODS - 2.18%
1,800	Ashland, Inc. (Valvoline)	127,944

	TOTAL COMMON STOCK (cost $4,607,441)	5,379,220

UNIT INVESTMENT TRUST - 2.43%
1,100	Standard & Poors Depository Receipts	142,769

SHORT-TERM INVESTMENTS - 5.90%
347,018	First Amer Prime Obligation Fund Class Y 4.27% (d)	347,018

	TOTAL INVESTMENTS (cost $5,083,533) - 99.79%	5,869,007

	Other Assets less Liabilities - .21%	12,180

	Net Assets - 100%	$ 5,881,187

(a) Non-Income producing securities
(b) ADR - American Depositary Receipts
(c) Foreign Security or U.S. security of a foreign company
(d) The rate shown is the rate in effect on September 30, 2005

STOCKCAR STOCKS INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006 (Unaudited)

Assets:
Investment Securities at Market Value	$ 5,869,007
(Cost $ 5,083,533)
Receivables:
Dividends and Interest	6,915
Prepaid Expenses	9,313
Receivable from Adviser	10,437
Total Assets	5,895,672
Liabilities:
Accrued Expenses	14,485
Total Liabilities	14,485
Net Assets	$ 5,881,187
Net Assets Consist of:
Paid In Capital	4,946,160
Accumulated Undistributed Net Investment Income	5,641
Accumulated Undistributed Realized Gain on Investments - Net	143,912
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	785,474
Net Assets, for 264,165 Shares Outstanding	$ 5,881,187
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price and Redemption Price
Per Share ($5,881,187/264,165 shares)	$ 22.26

STOCKCAR STOCKS INDEX FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2006 (Unaudited)

Investment Income:
Dividends	$ 49,064
Interest	6,169
Total Investment Income	55,233
Expenses:
Management Fees	19,006
Transfer Agent Fees	14,334
Administrative Fees	11,697
Legal Fees	6,668
Audit Fees	6,329
Registration and Blue Sky Fees	4,459
Custodial Fees	2,769
Printing & Mailing Fees	2,552
Insurance Expense	935
Miscellaneous Expenses	286
Total Expenses	69,035
Less Expense Waivers and Reimbursements	(25,174)
Net Expenses	43,861

Net Investment Income	11,372

Realized and Unrealized Gain on Investments:
Realized Gain on Investment Securities	148,147
Change in Net Unrealized Appreciation on Investment Securities	10,522
Net Realized and Unrealized Gain on Investments	158,669

Net Increase in Net Assets from Operations	$ 170,041

STOCKCAR STOCKS INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended March 31, 2006 and year ended September 30, 2005

	(Unaudited)
	2006	2005
From Operations:
Net Investment Income	$ 11,372	$ 12,300
Net Realized Gain on Investment Securities	148,147	329,193
Change in Net Unrealized Appreciation on Investment Securities	10,522	298,608
Increase in Net Assets from Operations	170,041	640,101

From Distributions to Shareholders:
Net Investment Income	(16,666)	(3,075)
Net Realized Gain on Investment Securities	(62,330)	0
Change in Net Assets from Distributions	(78,996)	(3,075)

From Capital Share Transactions:
Proceeds From Sale of Shares	210,917	477,374
Redemption Fees	138	299
Shares Issued on Reinvestment of Distributions	77,642	3,028
Cost of Shares Redeemed	(441,485)	(610,162)
Net Decrease from Shareholder Activity	(152,788)	(129,461)

Net Increase in Net Assets	(61,743)	507,565

Net Assets at Beginning of Period	5,942,930	5,435,365
Net Assets at End of Period (including accumulated undistributed net investment
income of $5,641 and $10,935, respectively)	$ 5,881,187	$ 5,942,930

Share Transactions:
Issued	9,753	22,250
Reinvested	3,597	137
Redeemed	(20,306)	(28,527)
Net decrease in shares	(6,956)	(6,140)
Shares outstanding beginning of period	271,121	277,261
Shares outstanding end of period	264,165	271,121

STOCKCAR STOCKS INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period.
	(Unaudited)
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	3/31/2006		9/30/2005		9/30/2004		9/30/2003		9/30/2002		9/30/2001
Net Asset Value Per Share, Beginning of Period	$ 21.92		$ 19.60		$ 17.10		$ 16.67		$ 17.36		$ 17.52
Income From Investment Operations:
Net Investment Income	0.04	(c)	0.05	(c)	0.01		0.09		0.03		0.08
Net Gains (Losses) on Securities (realized and unrealized)	0.59		2.28		2.58		2.12		(0.68)		0.71
Total from Investment Operations	0.63		2.33		2.59		2.21		(0.65)		0.79

Distributions:
Dividends From Net Investment Income	(0.29)		(0.01)		(0.09)		-		(0.04)		(0.15)
Net Realized Gains	-		-		-		(1.78)		-		(0.80)
Total from Distributions	(0.29)		(0.01)		(0.09)		(1.78)		(0.04)		(0.95)

Redemption Fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	-		-

Net Asset Value Per Share, End of Period	$ 22.26		$ 21.92		$ 19.60		$ 17.10		$ 16.67		$ 17.36
Total Return	2.93%		11.89%		15.18%		14.49%		(3.77)%		4.69%

Ratios/Supplemental Data:
Net Assets - End of Period (Thousands)	5,881		5,943		5,435		5,088		4,820		4,776
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	2.36%	(d)	2.57%		4.44%		5.15%		5.15%	(a)	4.62%
After Expense Reimbursement	1.50%	(d)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets
(After Expense Reimbursement)	0.39%	(d)	0.21%		0.03%		0.57%		0.17%		0.41%
Portfolio Turnover Rate	27%	(d)	15%		14%		23%		40%		36%

(a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser.
(b) Amount calculated is less than $0.005.
(c) Amount calculated based on average shares outstanding throughout the year.
(d) Annualized

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2006 (Unaudited)

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.    Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders from net investment income are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.   Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.  The Adviser currently manages assets in excess of $500 million.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law. For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the six month period from October 1, 2005 to March 31, 2006 were $19,006, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of the Adviser, serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the six month period from October 1, 2005 to March 31, 2006 were $11,697, a portion of which were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the period October 29, 2004  through  October  29, 2006, the  Adviser  and  the administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $19,006 and the administrator waived fees of $6,168 for the six month period from October 1, 2005 to March 31, 2006. The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $50,554 are subject to potential recovery by the Adviser/Administrator until September 30, 2008 and waived/reimbursed expenses of $75,728 are subject to potential recovery by the Adviser/Administrator until September 30, 2009.

Distribution Agreement

Summit Capital Investment Group, Inc., an affiliate of the Adviser and the Administrator, was selected to be the Fund’s new distributor, but has not yet signed an underwriting agreement with the Fund.

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares. Authorization from the NASD for Summit Capital Investment Group, Inc. to serve as a mutual fund distributor is pending.  Accordingly, no payments were made and no amounts accrued under the plan for the six month period from October 1, 2005 to September 30, 2006.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the six months ended March 31, 2006, MSS earned $14,334 for transfer agency services.  At March 31, 2006, the Fund owed $2,107 to MSS.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $755,375 and $1,155,925, respectively, for the six months ended March 31, 2006. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

For the six months ended March 31, 2006, the Fund utilized capital loss carryforwards of $266,846 for federal income tax purposes.

As of March 31, 2006, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$5,083,533
Gross unrealized appreciation	1,233,156
Gross unrealized depreciation	(447,682)
Net unrealized appreciation	785,474
Undistributed ordinary income	5,641
Undistributed long-term capital gain	143,912
Total distributable earnings	149,553
Total accumulated undistributed earnings	935,027

The tax character of distributions paid during the six months ended March 31, 2006 and year ended September 30, 2005 were as follows:

	March 31, 2006	September 30, 2005
Ordinary income	$16,666	$3,075
Long Term Capital Gain	62,330	0
	$78,996	$3,075

6. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the fund enters into contracts with their vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

EXPENSE EXAMPLE (Unaudited)

March 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/05 - 3/31/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period 10/1/2005 – 3/31/2006 *
Actual	$1,000	$1,029.32	$7.59
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Board of Directors and Officers of the Company (Unaudited)

The Board of Directors of the Company decides upon matters of general policy for the Company.  In addition, the Board of Directors reviews the actions of the Adviser. The Company’s officers supervise the daily business operations of the Company.

The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address And Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Directors[1]
Dr. Jess H. Parrish, 78 2805 Sentinel Drive Midland, TX 79701	Director	Indefinite - Since April 2000	Higher Education Consultant; Former President, Midland College; Trustee of other investment companies managed by the 40|86 Advisors, Inc.	One	Trustee of 40|86 Series Trust and 40|86 Strategic Income Fund
Michael McCaw, 52 6800 Alberly Lane Cincinnati, OH 45243	Chairman of the Board	Indefinite - Since November 2004	Vice Chairman, Belcan Corporation	One	None
George Schnur, 63 7600 Valley Villas Dr. Parma, OH 44130	Director	Indefinite - Since November 2004	Vice President, JP Morgan Chase	One	None
Officers
Allan Westcott, 48 11536 Stablewatch Ct. Cincinnati, OH 45249	President	Since November 2004		N/A	None
Angelo Alleca, 36 200 Mansell Court East Suite 430 Roswell, GA 30076	Vice President, Treasurer & Chief Compliance Officer	Since November 2004		N/A	None

1The address of each Director is c/o StockCar Stocks Mutual Fund, Inc., 200 Mansell Court East, Suite 430, Roswell, Georgia 30076.

ADDITIONAL INFORMATION (Unaudited)

March 31, 2006

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

Investment Adviser

Summit Wealth Management, Inc.

200 Mansell Court E.

Suite 430

Roswell, GA 30076

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, Ohio  45202-4089

Independent Auditors

Briggs Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of , the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date June 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date June 7, 2006

By /s/Angelo Alleca

Treasurer

Date June 7, 2006